EXHIBIT 32.1 CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Asante' Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended September 28, 2002 as filed with the Securities and Exchange Commission (the "10-K Report") that:

         (1) the 10-K/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-K/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 2, 2004             ASANTE' TECHNOLOGIES, INC.


                                           /s/ WILSON WONG
                                           ------------------------------------
                                           Wilson Wong
                                           President and Chief Executive Officer


                                           /s/ ANTHONY CONTOS
                                           ------------------------------------
                                           Anthony Contos
                                           Chief Financial Officer